Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Defined Wealth Shield ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 28, 2025

June 23, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately three months. The Fund also seeks to provide investors that hold Fund shares with a buffer (the “Buffer”) against SPDR® S&P 500® ETF Trust losses during the Outcome Period. The current Outcome Period will end on June 30, 2025, and the Fund will commence a new Outcome Period that will begin on July 1, 2025 and end on September 30, 2025. The Fund’s new Cap and Buffer will not be determined until the start of the new Outcome Period on July 1, 2025. A supplement to the Fund’s prospectus will be filed on June 30, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of June 23, 2025, the expected range of the Fund’s Cap and the estimated Buffer are as set forth below.

Fund Name	Ticker	Estimated Cap Range	Estimated Buffer
Innovator Defined Wealth Shield ETF	BALT	2.16% – 2.76% (1.98% – 2.58% after taking into account the Fund’s unitary management fee for the Outcome Period)	20% (19.82% after taking into account the Fund’s unitary management fee for the Outcome Period)

Please Keep This Supplement With Your Prospectus For Future Reference